                                                                    Exhibit 10.2

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                  SUBSCRIPTION AGREEMENT made as of this 24th day of January,
2006, between Handheld Entertainment, Inc., a Delaware corporation, with offices at 539 Bryant Street, Suite 403, San Francisco, CA 94107, and the undersigned
(the "Subscriber"). The term Company as used herein is defined as set forth in the PPM (as defined below).

                  WHEREAS, pursuant to a Confidential Memorandum dated January
24, 2006 (the "PPM"), the Company is offering in a private placement (the
"Offering") to accredited investors up to 100 Units, at a purchase price of
$50,000 per Unit equal to a maximum of $5,000,000. Each Unit consists of 25,000 shares of the Company's common stock, par value $0.0001 per share (the "Common
Stock"); and

                  WHEREAS, the Subscriber desires to subscribe for the number of
Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

               I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS AND COVENANTS OF
                  SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof, at a price equal to $50,000 per Unit, and the Company agrees to sell such Units to the
Subscriber for said purchase price, subject to the Company's right to sell to the Subscriber such lesser number of Units (or no Units) as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer of immediately available funds to the account of the Company, pursuant to the wire instructions attached hereto as Exhibit A.

                  1.2 The Subscriber recognizes that the purchase of Units
involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the
Units are not registered under the Securities Act of 1933, as amended (the
"Act"), or any state securities law; (iii) there is no trading market for the
Units, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment; (iv) transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

                  1.3 The Subscriber is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Act, and the
Subscriber is able to bear the economic risk of an investment in the Units.

                  1.4 The Subscriber has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or has employed the

services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company to the
Subscriber and to all other prospective investors in the Units, including the
PPM, as well as the merits and risks of such an investment by the Subscriber.
The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and the
Subscriber's investment in the Units will not cause such overall commitment to become excessive. The Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units. The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

                  1.5 The Subscriber acknowledges receipt and careful review of the PPM, the draft Current Report on Form 8-K with regard to the Company's merger with a publicly-traded company, all supplements to the PPM, and all other documents furnished in connection with this transaction (collectively, the
"Offering Documents") and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested.

                  1.6 The Subscriber acknowledges that the purchase of Units may involve tax consequences to the Subscriber and that the contents of the Offering
Documents do not contain tax advice. The Subscriber acknowledges that the
Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Units. The
Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the
Subscriber's Units and the corporate structure of such entity.

                  1.7 The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the "SEC") or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering. The
Subscriber represents that the Units are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer the Units or the Common Stock comprising the Units, unless they are registered under the Act or unless an exemption from such registration is available.

                  1.8 The Subscriber understands that the provisions of Rule 144 under the Act are not available for at least one (1) year to permit resales of the Units or the Common Stock comprising the Units, and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied. The Subscriber understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Units or the Common Stock comprising the Units.

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                  1.9 The Subscriber agrees to hold the Company and its
directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Act (including without limitation the rules promulgated thereunder), any state securities laws, or the
Company's certificate of incorporation or by-laws, as amended from time to time.

                  1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units or the underlying Common
Stock stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                  1.11 The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

                  1.12 The Subscriber hereby represents that the address of the
Subscriber furnished at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

                  1.13 The Subscriber acknowledges that if the Subscriber is a
Registered Representative of an NASD member firm, the Subscriber must give such firm the notice required by the NASD's Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.14 The Subscriber hereby represents that, except as
expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering
Documents and the results of independent investigation by the Subscriber.

                  1.15 All information provided by the Subscriber in the
Investor Questionnaire attached as Exhibit B to the PPM is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of an exemption from registration under the applicable securities laws.

         II.      REPRESENTATIONS BY THE COMPANY

                  The Company represents and warrants to the Subscriber that as of the date of the closing of this Offering (the "Closing Date"):

                        (a) The Company is a corporation duly incorporated,
validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

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                        (b) The execution, delivery and performance of this
Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

                        (c) The Units and the underlying Common Stock have been
duly and validly authorized and issued.

                        (d) The Company has obtained, or is in the process of
obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

                        (e) The Company knows of no pending or threatened legal
or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

                        (f) The Company is not in violation of or default under,
nor will the execution and delivery of this Subscription Agreement or the issuance of the Units, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the
Company's certificate of incorporation or by-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

             III. COVENANTS BY THE COMPANY

                  The Company agrees Subscribers shall have the certain
registration rights with respect to the shares of Common Stock underlying the
Units issued to Subscribers pursuant to the terms of the Registration Rights
Agreement attached as Exhibit C to the PPM.

             IV.  TERMS OF SUBSCRIPTION

                  4.1 Subject to Section 4.2 hereof, the subscription period will begin as of the date of the PPM and will terminate at 11:59 PM Eastern
Time, on February 10, 2006, unless sooner terminated by the Company, or extended by the Company.

                  4.2 The Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company's account in accordance with the wire instructions set forth on Exhibit A hereto.

                  4.3 The Subscriber hereby authorizes and directs the Company and its escrow agent to deliver any certificates or other written instruments representing the Units to be issued

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to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof.

                  4.4 The Subscriber hereby authorizes and directs the Company and its escrow agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

                  4.5 If the Subscriber is not a United States person, such
Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the
Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units or the securities comprising the Units. Such Subscriber's subscription and payment for, and continued
beneficial ownership of, the Units and the securities comprising the Units will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

         V.       MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at the address set forth in the first paragraph hereof, Attention Chief Executive Officer, facsimile (415)
358-4865, and to the Subscriber at the address or facsimile number indicated on the signature page hereof. Notices shall be deemed to have been given on the date of mailing or fax, except notices of change of address, which shall be deemed to have been given when received.

                  5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this
Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  5.3 This Subscription Agreement shall be binding upon and
inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Notwithstanding the place where this Subscription
Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in
New York, New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York County with respect to any action or legal

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proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                  5.5 This Subscription Agreement may be executed in
counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided;
subject, however, to the right hereby reserved to the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) cut back or reject any subscription.

                  5.6 The holding of any provision of this Subscription
Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this
Subscription Agreement.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS WHEREOF, the parties have executed this
Subscription Agreement as of the day and year first written above.

__________________________                    X $50,000 for each Unit         = $_____________________.
Number of Units subscribed for                                                Aggregate Purchase Price

         MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE):

1.       ___     Individual                           7.    ___      Trust/Estate/Pension or Profit Sharing Plan
                                                                     Date Opened:______________
2.       ___     Joint Tenants with Right of          8.    ___      As a Custodian for
                 Survivorship                                        ________________________________
                                                                     Under the Uniform Gift to Minors Act of the
                                                                     State of

                                                                     --------------------------------
3.       ___     Community Property                   9.    ___      Married with Separate Property
4.       ___     Tenants in Common                    10.   ___      Keogh
5.       ___     Corporation/Partnership/ Limited     11.   ___      Tenants by the Entirety
                 Liability Company
6.       ___     IRA                                  12.   ___      Foundation described in Section 501(c)(3) of
                                                                     the Internal Revenue Code of 1986, as amended.

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

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                          EXECUTION BY NATURAL PERSONS
                          ----------------------------

--------------------------------------------------------------------------------------------------------------
Exact Name in Which Title is to be Held

---------------------------------------                        --------------------------------------
Name (Please Print)                                            Name of Additional Subscriber

---------------------------------------                        --------------------------------------
Residence: Number and Street                                   Address of Additional Subscriber

---------------------------------------                        --------------------------------------
City, State and Zip Code                                       City, State and Zip Code

---------------------------------------                        --------------------------------------
Social Security Number                                         Social Security Number

---------------------------------------                        --------------------------------------
Telephone Number                                               Telephone Number

---------------------------------------                        --------------------------------------
Fax Number (if available)                                      Fax Number (if available)

---------------------------------------                        --------------------------------------
E-Mail (if available)                                          E-Mail (if available)

---------------------------------------                        --------------------------------------
(Signature)                                                    (Signature of Additional Subscriber)

                                                      ACCEPTED this ___ day of _________ 2006, on behalf
                                                      Handheld Entertainment, Inc.

                                                      By:   _______________________________________________________
                                                            Name:
                                                            Title:

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                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                   ------------------------------------------
                     (Corporation, Partnership, Trust, Etc.)

  ----------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:
                                       ----------------------------------------
State of Principal Office:
                           ----------------------------------------------------
Federal Taxpayer Identification Number:
                                       ----------------------------------------

--------------------------------------------
Office Address

--------------------------------------------
City, State and Zip Code

--------------------------------------------
Telephone Number

--------------------------------------------
Fax Number (if available)

--------------------------------------------
E-Mail (if available)

[seal]                                    By:
                                              ---------------------------------
                                                 Name:
Attest:                                          Title:
       ----------------------------
(If Entity is a Corporation)

*IF SUBSCRIBER IS A REGISTERED
REPRESENTATIVE WITH AN NASD MEMBER FIRM,
HAVE THE FOLLOWING ACKNOWLEDGEMENT SIGNED
BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD
Conduct Rules

                                           ACCEPTED this ____ day of __________
                                           2006, on behalf of  Handheld
-------------------------------------      Entertainment, Inc
Name of NASD Firm

By:                                        By:
    ----------------------------------        ---------------------------------
       Name:                                     Name:
       Title:                                    Title:

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